                                                                   EXHIBIT 10.25

                                 AMENDMENT NO. 6
                                       TO
                           LETTER OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 6 TO LETTER OF CREDIT AGREEMENT (this "Amendment"), effective as of August 30, 2001, between and among AVONDALE MILLS, INC., an Alabama corporation (the "Company"), AVONDALE INCORPORATED (formerly known as Walton Monroe Mills, Inc.), a Georgia corporation (the "Parent"), and SUNTRUST BANK (formerly known as Trust Company Bank), a state banking corporation organized and existing under the laws of the State of Georgia (the "Bank");

                              W I T N E S S E T H:

         WHEREAS, Development Authority of Walton County (the "Issuer") has heretofore issued its $4,000,000 in original principal amount Development Authority of Walton County Industrial Development Revenue Bonds (Walton Monroe Mills, Inc. Project), Series 1992A and $2,000,000 in original principal amount Development Authority of Walton County Industrial Development Revenue Refunding Bonds (Walton Monroe Mills, Inc. Project), Series 1992B (collectively, the "Bonds"), for the benefit of Walton Monroe Mills, Inc.; and

         WHEREAS, the Bank has heretofore issued its irrevocable Letter of Credit dated June 11, 1992 (the "Letter of Credit"), in connection with the issuance of the Bonds, pursuant to the terms of a Letter of Credit Agreement, dated as of June 1, 1992 (as heretofore and hereafter amended, the "Letter of Credit Agreement") between the Bank and Walton Monroe Mills, Inc.; and

         WHEREAS, Walton Monroe Mills, Inc. merged, effective August 27, 1993, with AM Acquisition, Inc., and in connection therewith, changed its name from Walton Monroe Mills, Inc. to Avondale Incorporated, and the Parent now owns 100% of the outstanding capital stock of the Company; and

         WHEREAS, in connection with such merger, the Parent, the Company and the Bank (in various capacities), entered into an Assignment and Assumption Agreement, dated as of August 27, 1993 (the "Assumption Agreement"), pursuant to the terms of which the Parent assigned to the Company, and the Company assumed from the Parent, all right, title and interest of the Parent in, to and under certain Bond Documents more fully described in the Assumption Agreement, including, without limitation, the Letter of Credit Agreement, subject to the requirement that the Parent remain absolutely, irrevocably and unconditionally liable, jointly and severally with the Company, under the Bond Documents, all as more fully described in the Assumption Agreement and in that certain Amendment No. 1 to Letter of Credit Agreement, dated as of August 27, 1993, by and among the Parent, the Company and the Bank, entered into in connection therewith; and

         WHEREAS, on March 29, 1994, the Company entered into a $175,000,000 Credit Agreement with Wachovia Bank of Georgia, N.A., as Agent and certain other parties described therein, and in connection therewith the parties hereto entered into that certain Amendment No. 2 to Letter of Credit Agreement, dated as of March 29, 1994, in order to amend certain terms and conditions contained in the Letter of Credit Agreement; and

         WHEREAS, on April 29, 1996, the Company entered into an Amended and Restated Credit Agreement (the "1996 Credit Agreement") among the Company, Wachovia Bank of Georgia, N.A., as Agent, The First National Bank of Chicago, as Documentation Agent, and certain other parties described therein, in order, among other things, to acquire the assets of Graniteville Company; and

         WHEREAS, in connection with the 1996 Credit Agreement, the Company, the Parent and the Bank entered into that certain Amendment No. 3 to Letter of Credit Agreement, dated as of April 29, 1996; and

         WHEREAS, on October 19, 1999, the Company, the Parent and the Bank entered into that certain Amendment No. 4 to Letter of Credit Agreement; and

         WHEREAS, on September 28, 2000, the Company entered into a Second Amended and Restated Credit Agreement (the "2000 Credit Agreement") among the Company, Wachovia Bank, N.A., as Agent, and certain other parties described therein, in order to amend in certain respects and restate in its entirety the 1996 Credit Agreement; and

         WHEREAS, on March 28, 2001, the Company, the Parent and the Bank entered into that certain Amendment No. 5 to Letter of Credit Agreement; and

         WHEREAS, on August 30, 2001, the Company entered into a First Amendment to Second Amended and Restated Credit Agreement (the "First Amendment to 2000 Credit Agreement") among the Company, Wachovia Bank, N.A., as Agent, and certain other parties described therein, in order to amend in certain respects the 2000 Credit Agreement; and

         WHEREAS, the Parent, the Company and the Bank have determined that it would be desirable to amend certain terms and conditions contained in the Letter of Credit Agreement, including, without limitation, certain covenants and definitions therein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Company and the Bank hereby agree as follows:

         SECTION 1. AMOUNT AND TERMS OF LETTER OF CREDIT. Paragraph 1A of the Letter of Credit Agreement is hereby amended by deleting such Paragraph in its entirety and substituting in lieu thereof the following Paragraph 1A:

         "1A.     Amount and Terms of Letter of Credit. The Bank agrees, on the terms and subject to the conditions hereinafter set forth, to issue the Letter of Credit to the Trustee (i) in an amount not to exceed $____________ (the "Principal Component"), plus an amount equal to the sum of 50 days' interest on the Bonds, computed at a rate of 13% per annum notwithstanding the actual rate borne from time to time by the Bonds (the "Interest Component"), and (ii) expiring on June 1, 2004 unless otherwise terminated or extended."

         SECTION 2. LETTER OF CREDIT FEE. Paragraph 1B of the Letter of Credit Agreement is hereby amended by deleting such Paragraph in its entirety and substituting in lieu thereof the following Paragraph 1B:

         "1B.     Letter of Credit Fee. The Parent and the Company, jointly and severally, hereby agree to pay to the Bank a non-refundable letter of credit fee computed at the Applicable Margin (as defined in Amendment No. 6); in each case, calculated as a percentage of the Stated Amount of the Letter of Credit (as the same may be reduced from time to time but including, in any event, the principal amount of any Pledged Bonds) on the date of payment of such letter of credit fee. Amounts payable under this Paragraph 1B shall be payable based on a 360-day year, actual number of days elapsed, in immediately available funds, on the Date of Issuance and quarterly thereafter on the first day of each March, June, September and December."

         SECTION 3. FINANCIAL REPORTS. Paragraph 6H of the Letter of Credit Agreement is hereby amended by adding an additional clause (v) at the end of said Paragraph 6H as follows:

                  (v) Cash Flow Forecasts. The Company's 13-week rolling cash flow forecasts, to the extent required to be delivered to the Lenders under Section 5.01 of the 2000 Credit Agreement, at the same time as such 13-week rolling cash flow forecasts are required to be delivered to such Lenders by the terms thereof.

         SECTION 4. FINANCIAL COVENANTS. Paragraph 7A of the Letter of Credit Agreement is hereby amended by deleting such Paragraph in its entirety and substituting in lieu thereof the following Paragraph 7A:

         "7A.     Financial Covenants.

                  (i) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than the ratio set forth below for such Fiscal Quarter:

                ---------------------------------------------------------------------------------------------
                FISCAL QUARTER ENDING                                          RATIO
                ---------------------------------------------------------------------------------------------
                August 31, 2001                                                2.25:1.00
                ---------------------------------------------------------------------------------------------
                November 30, 2001                                              1.90:1.00
                ---------------------------------------------------------------------------------------------
                March 1, 2002                                                  1.90:1.00
                ---------------------------------------------------------------------------------------------
                May 31, 2002                                                   2.25:1.00
                ---------------------------------------------------------------------------------------------
                August 30, 2002                                                2.50:1.00
                ---------------------------------------------------------------------------------------------
                November 29, 2002 and thereafter                               2.75:1.00
                ---------------------------------------------------------------------------------------------

                  (ii) Senior Debt to Capitalization Ratio. The Senior Debt to Capitalization Ratio, calculated at the end of each Fiscal Quarter, shall not equal or exceed 0.50 to 1.00.

                  (iii) Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

                ---------------------------------------------------------------------------------------------
                FISCAL QUARTER ENDING                                          RATIO
                ---------------------------------------------------------------------------------------------
                August 31, 2001                                                4.75:1.00
                ---------------------------------------------------------------------------------------------
                November 30, 2001                                              5.50:1.00
                ---------------------------------------------------------------------------------------------
                March 1, 2002                                                  5.50:1.00
                ---------------------------------------------------------------------------------------------
                May 31, 2002                                                   4.75:1.00
                ---------------------------------------------------------------------------------------------
                August 30, 2002                                                4.25:1.00
                ---------------------------------------------------------------------------------------------
                November 29, 2002 and thereafter                               3.75:1.00
                ---------------------------------------------------------------------------------------------

                  (iv) Senior Debt to Cash Flow Ratio. The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter:

                ---------------------------------------------------------------------------------------------
                FISCAL QUARTER ENDING                                          RATIO
                ---------------------------------------------------------------------------------------------
                August 31, 2001                                                2.75:1.00
                ---------------------------------------------------------------------------------------------
                November 30, 2001                                              3.50:1.00
                ---------------------------------------------------------------------------------------------
                March 1, 2002                                                  3.50:1.00
                ---------------------------------------------------------------------------------------------
                May 31, 2002                                                   2.75:1.00
                ---------------------------------------------------------------------------------------------
                August 30, 2002 and thereafter                                 2.50:1.00
                ---------------------------------------------------------------------------------------------

         SECTION 5. NEGATIVE COVENANTS. Article 7 of the Letter of Credit Agreement is hereby amended by adding a new Paragraph 7G at the end of said
Article 7 as follows:

                  7G.      Restricted Payments. Neither the Company nor the
         Parent will make any "Restricted Payments" (as defined in the 2000 Credit Agreement) except to the extent any such Restricted Payments are permitted to be made under the terms of the 2000 Credit Agreement.

         SECTION 6. DEFINITIONS. Paragraph 9A of the Letter of Credit Agreement is hereby amended by:

         (a) deleting the existing definitions of "Applicable Margin" and "2000 Credit Agreement" and substituting in lieu thereof the following definitions for such terms:

         "Applicable Margin" means (i) prior to May 15, 2001, "Applicable Margin" as such term was defined in Amendment No. 3, (ii) from May 15, 2001 until August 30, 2001, "Applicable


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

Margin" as such term was defined in Amendment No. 5, and (iii) on and after August 30, 2001, "Applicable Margin" as such term is defined in the 2000 Credit Agreement.

         "2000 Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001, among the Company, the Banks listed on the signature pages thereof, and Wachovia Bank, N.A., as Agent, but without giving effect to any further amendments, supplements, restatements or waivers with respect thereto or the expiration or termination thereof.

         (b) inserting into Paragraph 9A, in appropriate alphabetical order, the following definitions:

         "Amendment No. 6" means that certain Amendment No. 6 to Letter of Credit Agreement dated as of August 30, 2001, among the Company, the Parent and the Bank.

         "Senior Debt to Cash Flow Ratio" shall have the meaning specified for such term in, and shall be computed in accordance with the terms of, the 2000 Credit Agreement.

         SECTION 7.        LETTER OF CREDIT AGREEMENT RATIFIED AND CONFIRMED.
Except as provided above, all other terms and provisions of the Letter of Credit Agreement are hereby ratified and confirmed in each respect. All future references to the Letter of Credit Agreement shall be deemed to refer to the Letter of Credit Agreement as amended hereby.

         SECTION 8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title, and assigns.

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, notwithstanding any principles regarding conflicts of laws thereof.

         SECTION 10. ENTIRE AGREEMENT. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank.]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       AVONDALE MILLS, INC.



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       Attest:
                                              ---------------------------------
                                          Name:
                                          Title:

                                       AVONDALE INCORPORATED



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       Attest:
                                              ---------------------------------
                                          Name:
                                          Title:

                                       SUNTRUST BANK



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       7